PROMISSORY NOTE


$1,061,103.00                                                      May  23, 2002


     FOR VALUE RECEIVED, the undersigned, Bansgrove Limited, a company established under the laws of the British Virgin Islands ("Borrower"), hereby promises to pay to the order of Universal Beverages Holdings Corporation, a Florida corporation (the "Lender"), whose address is 3301 Main Street, Leesburg, Florida 34748, the principal sum of ONE MILLION SIXTY-ONE THOUSAND ONE HUNDRED THREE and NO/100 DOLLARS ($1,061,103.00). The following provisions shall govern this Note:

     1. Maturity Date.  Unless sooner paid in accordance  with the terms hereof,
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the  Borrower  shall,  subject to sections 7 and 8 herein,  pay all  outstanding principal hereunder by June 1, 2004.

     2.  Interest.  Except  as  otherwise  provided  herein,  there  shall be no
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interest on this Note or the obligations evidenced hereby.

     3. Prepayment.  The Borrower shall be entitled to prepay this Note in whole
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or in part at any time without  penalty.  This Note is  delivered in  connection with and is subject to the terms of: (i) that certain Purchase and Sale Agreement between the Lender, as seller, and the Borrower, as Purchaser, dated of even date herewith (the "Purchase and Sale Agreement ") for the purchase and sale of certain real property as more particularly defined therein (the "Real Property"); and (ii) that certain Lease Agreement between the Lender, as tenant,
and  the  Borrower,   as  Lessor,  dated  of  even  date  herewith  (the  "Lease
Agreement"), pursuant to which Borrower has leased the Real Property to Lender. Upon any sale or disposition of the Real Property by Borrower, this Note shall, subject to sections 7 and 8 herein, be immediately due and payable in full.

     4. Default. Nonpayment of principal,  interest, any fee or any other amount
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due hereunder as and when due and payable shall  constitute an Event of Default.
If any Event of Default shall occur, this Note shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower. Upon the occurrence of any Event of Default, the outstanding principal of this Note, and any accrued and unpaid interest, shall bear interest at a rate of either eighteen percent (18.0%) per annum after default until paid or, if such rate is usurious under the laws of Florida, then at the highest legal rate permissible thereunder.

     5.  Attorney's  Fees.  In the event  that  litigation  arises out of, or in
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connection  with this Note,  the  prevailing  party shall be entitled to recover from the non-prevailing party, all of its attorney's fees and costs incurred in connection with such litigation, whether at the trial or appellate level.

     6. Submission to Jurisdiction.  The Borrower, and any endorsers,  sureties,
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guarantors  and all others who are,  or who may  become  liable for the  payment hereof, severally, irrevocably and unconditionally (i) agree that any suit, action, or other legal proceeding arising out of or relating to this Note may be brought, at the option of the Lender, in a court of record of the State of Florida in Miami-Dade County, or in the United States District Court for the Southern District of Florida, Miami Division, or in any other court of competent jurisdiction; (ii) consent to the jurisdiction of each such court in any such suit, action or proceeding; and (iii) waive any objection which it or they may have to the laying of venue of any such suit, action or proceeding in any of such courts.

     7. Setoff.  In the event of a default by Lender under the Lease  Agreement,
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Lender  agrees that  Borrower  may offset any  expenses  incurred by Borrower in connection with such a default, including accelerated payments, attorneys' fees, costs and interest, against the amounts due Lender hereunder.

     8.  Distribution  of Sale Proceeds.  Lender  acknowledges  that  Borrower's
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equity interest in the property located at 3301 Main Street,  Leesburg,  Florida is $1,244,577.00. In the event of a sale of the property, the proceeds of said sale will be distributed as follows:

          a. Satisfaction of all record liens and judgments, other than Lender's mortgage, arising from the actions or inactions of Lender;
          b. Payment to Borrower of $1,244,577.00, plus all amounts due to Borrower by Lender pursuant to paragraph 7 herein;
          c. Payment to Lender of the principal amount due under this note, if any, less all amounts due to Borrower as set forth in sections 7 and 8 herein, up to $1,061,103.00.

     9.  Limitation on Interest.  Notwithstanding  any provisions  hereof to the
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contrary, if any payment deemed to be interest, when added to all other payments deemed to be interest should be in excess of the maximum amount permitted by law to be paid as interest on the actual balance of principal outstanding for the term of the loan, then, in such event, such payment shall be applied to the unpaid principal balance, or, if there be none, shall not be payable, or if paid, shall be refunded.

     10.  Waivers.  The Borrower and all sureties,  endorsers and  guarantors of
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this Note hereby (i) waive demand,  notice of demand,  presentment  for payment, notice of nonpayment or dishonor, protest, notice of protest and all other notice, filing of suit and diligence in collecting this Note, or in the Lender's enforcing any of its rights under any guaranties securing the repayment hereof,
(ii) agree to any substitution, addition or release of any collateral or any party or person primarily or secondarily liable hereon, (iii) agree that the Lender shall not be required first to institute any suit, or to exhaust his, their or its remedies against the Borrower or any other person or party to become liable hereunder, or against any collateral in order to enforce payment of this Note, (iv) consent to any extension, rearrangement, renewal or postponement of time of payment of this Note and to any other indulgency with respect hereto without notice, consent or consideration to any of them, and (v) agree that, notwithstanding the occurrence of any of the foregoing (except with the express written release by the Lender of any such person), they shall be and remain jointly and severally, directly and primarily, liable for all sums due under this Note.

     11.  No  Assignment.  It shall be a  condition  of  Borrower's  obligations
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hereunder  that  Lender  may not  assign  this  Note or  otherwise  transfer  or hypothecate the obligations of Borrower hereunder, without the express written consent of Borrower, which Borrower may, in its sole discretion, withhold.

     12. Miscellaneous.  The Borrower and all sureties, endorsers and guarantors
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of this Note shall make all  payments  hereunder  in lawful  money of the United
States at the Lender's address set forth herein or at such other place as the Lender may designate in writing. The remedies of the Lender as provided herein shall be cumulative and concurrent, and may be pursued singly, successively or together, at the sole discretion of the Lender and may be exercised as often as occasion therefor shall arise. No act of omission or commission of the Lender, including specifically any failure to exercise any right, remedy or recourse, shall be effective, unless set forth in a written document executed by the Lender, and then only to the extent specifically recited therein. A waiver or release with reference to one event shall not be construed as continuing, as a bar to, or as a waiver or release of any subsequent right, remedy or recourse as to any subsequent event. This Note shall be construed and enforced in accordance with Florida law and shall be binding on the successors and assigns of the parties hereto. The term "Lender" as used herein shall mean any holder of this Note.

     13.  Mortgage.  This  Note is  secured  by a  mortgage  dated of even  date
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herewith.

     14.  Non-recourse.  This is a non-recourse loan. In no event shall Borrower
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be  obligated  to Lender for any amount in excess of the net  proceeds  from the sale of the Real Property, after payment of the amounts set forth in Section 8 above.


                                                     Bansgrove Limited


                                                     By: /S/ Gerardo Hammerer

Universal Beverages Holdings Corporation hereby acknowledges and accepts the foregoing terms and conditions set forth in the Promissory Note.

Universal Beverages Holdings Corp.

By:_________________________
      Jonathan Moore, CEO